SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

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                  Appliance Recycling Centers of America, Inc.
                  --------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                  (Name of Person(s) Filing Proxy Statement if
                           other than the Registrant)

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


                  APPLIANCE RECYCLING CENTERS OF AMERICA, INC.

                            7400 Excelsior Boulevard
                          Minneapolis, Minnesota 55426

                           --------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 24, 2003

                          --------------------------


TO OUR SHAREHOLDERS:

     The annual meeting of the shareholders of Appliance Recycling Centers of America, Inc. will be held on Thursday, April 24, 2003 at 3:30 p.m., at the Appliance Recycling Centers of America, Inc. corporate offices located at 7400 Excelsior Boulevard, Minneapolis, Minnesota 55426. At the meeting, shareholders will act on the following matters:

     o PROPOSAL ONE: The election of three directors to serve for a term of one year expiring at the 2004 annual meeting of shareholders.

     o To transact such other business as may properly come before the annual meeting or any adjournment or postponement of the meeting.

     Only shareholders of record at the close of business on March 14, 2003 are entitled to notice of and to vote at the annual meeting and any adjournment or postponement of the meeting.

     EACH OF YOU IS INVITED AND URGED TO ATTEND THE ANNUAL MEETING IN PERSON IF POSSIBLE. WHETHER OR NOT YOU ARE ABLE TO ATTEND IN PERSON, YOU ARE REQUESTED TO DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENVELOPE ENCLOSED FOR YOUR CONVENIENCE OR VOTE YOUR PROXY BY USING OUR INTERNET VOTING SERVICE AT "http://www.eproxy.com/arci/".


                                              By Order of the Board of Directors



                                              Denis E. Grande, Secretary
March 21, 2003

                                TABLE OF CONTENTS


SOLICITATION OF PROXIES.......................................................1


ABOUT THE MEETING.............................................................1

   WHAT IS THE PURPOSE OF THE ANNUAL MEETING?.................................1
   WHO IS ENTITLED TO VOTE?...................................................1
   WHO CAN ATTEND THE MEETING?................................................1
   WHAT CONSTITUTES A QUORUM?.................................................1
   HOW DO I VOTE?.............................................................2
   CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?.........................2
   WHAT ARE THE BOARD'S RECOMMENDATIONS?......................................2
   WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?............................2
   WHO WILL COUNT THE VOTE?...................................................3
   WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?...................3
   HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?........................3
   WHEN ARE SHAREHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING OF
     SHAREHOLDERS DUE?........................................................3
   WHO PAYS FOR THE COST OF THIS PROXY SOLICITATION?..........................3

COMMON STOCK OWNERSHIP........................................................4

   WHO ARE THE LARGEST OWNERS OF THE COMPANY'S COMMON STOCK?..................4
   HOW MUCH COMMON STOCK DO THE COMPANY'S DIRECTORS AND EXECUTIVE
     OFFICERS OWN?............................................................4
   SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE....................5

PROPOSAL ONE -- ELECTION OF DIRECTORS.........................................6

   GENERAL INFORMATION........................................................6
   NOMINEES...................................................................6
   ACTIONS AND COMMITTEES OF THE BOARD OF DIRECTORS...........................7
   REPORT OF THE 2002 AUDIT COMMITTEE.........................................7
   FEES PAID TO AUDITORS BY THE COMPANY DURING LAST FISCAL YEAR...............9
   REPORT OF THE 2002 COMPENSATION AND BENEFITS COMMITTEE.....................9
   NON-VOTING BOARD SEAT.....................................................10
   COMPENSATION OF DIRECTORS.................................................11
   INFORMATION CONCERNING OFFICERS AND KEY EMPLOYEES WHO ARE NOT
     DIRECTORS...............................................................11
   EXECUTIVE COMPENSATION....................................................12
   STOCK OPTIONS GRANTED AND EXERCISED IN LAST FISCAL YEAR...................12
   STOCK OPTION PLANS........................................................13
   CERTAIN RELATIONSHIPS AND TRANSACTIONS....................................14
   PERFORMANCE GRAPH.........................................................15

OTHER MATTERS................................................................17

Appendix A  AUDIT COMMITTEE CHARTER..........................................18

                  APPLIANCE RECYCLING CENTERS OF AMERICA, INC.

                            7400 Excelsior Boulevard
                          Minneapolis, Minnesota 55426

                                 PROXY STATEMENT


                             SOLICITATION OF PROXIES

         This proxy statement contains information related to the annual meeting of shareholders of Appliance Recycling Centers of America, Inc. (the "Company") to be held on Thursday, April 24, 2003, beginning at 3:30 p.m., at the corporate offices of the Company, located at 7400 Excelsior Boulevard, Minneapolis, Minnesota 55426. The enclosed proxy is solicited by the Board of Directors for use at the 2003 annual meeting of shareholders and any adjournment or postponement of the meeting. The approximate date on which this proxy statement and form of proxy will first be sent or given to shareholders is March 21, 2003.


                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

         At the Company's annual meeting, shareholders will act upon the matters described in the accompanying notice of annual meeting of shareholders. This includes the election of three directors. In addition, the Company's management will report on the performance of the Company during the 2002 Fiscal Year and respond to questions from shareholders.

WHO IS ENTITLED TO VOTE?

         Only shareholders of record of outstanding common stock of the Company at the close of business on the record date, March 14, 2003, are entitled to receive notice of and to vote at the meeting, or any postponement or adjournment of the meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon.

WHO CAN ATTEND THE MEETING?

         All shareholders as of the record date, or their duly appointed proxies, may attend the meeting.

WHAT CONSTITUTES A QUORUM?

         The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of the common stock of the Company outstanding on the record date will constitute a quorum. A quorum is required for business to be conducted at the meeting. As of the record date, 2,343,890 shares of common stock of the Company were outstanding. If you submit a properly executed proxy card or vote your proxy by using the internet voting service, even if you abstain from voting, then you will be considered part of the quorum. However, abstentions are not counted in the tally of votes FOR or AGAINST a proposal. A WITHHELD vote is the same as an abstention.

HOW DO I VOTE?

         Sign and date each proxy card you receive and return it in the prepaid envelope or vote using our internet voting service. If you return your signed proxy card or voted using our internet voting service but do not mark the boxes showing how you wish to vote, your shares will be voted FOR all directors in Proposal 1.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD OR MY INTERNET VOTE?

         Yes. Even after you have submitted your proxy or voted by internet, you may change your vote at any time before the proxy is exercised at the meeting. You may change it by:

         1) Returning a later-dated signed proxy card or re-accessing the internet voting site listed on your proxy card;

         2) Delivering a written notice of revocation to the Company's Secretary at the Company's principal executive office at 7400 Excelsior Boulevard, Minneapolis, Minnesota 55426; or

         3) Attending the meeting and voting in person at the meeting (although attendance at the meeting without voting at the meeting will not, in and of itself, constitute a revocation of your proxy).

WHAT ARE THE BOARD'S RECOMMENDATIONS?

         The Board's recommendations are set forth after the description of the proposal in this proxy statement. In summary, the Board recommends a vote:

         o FOR the election of each of the nominated directors (see Proposal 1 on page 6)

                  Unless you give other instructions on your proxy card or your internet vote, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board.

         With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

         For Proposal 1, the affirmative vote of the holders of a majority of the shares of common stock represented in person or by proxy and entitled to vote on the proposal will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any proposal will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

         If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to the proposal to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on the proposal and will not be counted in determining the number of shares necessary for approval of Proposal 1. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

WHO WILL COUNT THE VOTE?

         An Inspector of Elections will be appointed for the annual meeting and will work with a representative of Wells Fargo Shareowner Services, our independent stock transfer agent, to count the votes.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

         If your shares are registered differently and are in more than one account, you will receive more than one proxy card. To ensure that all your shares are voted, sign and return all proxy cards or use the internet voting service for each proxy card. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our stock transfer agent, Wells Fargo Shareowner Services at 1-800-468-9716.

HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?

         Although we do not know of any business to be considered at the 2003 annual meeting other than the proposal described in this proxy statement, if any other business is presented at the annual meeting, your proxy gives authority to Edward R. Cameron and Denis E. Grande to vote on such matters at their discretion.

WHEN ARE SHAREHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING OF SHAREHOLDERS DUE?

         To be considered for inclusion in the Company's proxy statement for the 2004 annual meeting, shareholder proposals must be received at the Company's offices no later than November 21, 2003. Proposals must be in compliance with Rule 14a-8 under the Securities Exchange Act of 1934, and must be submitted in writing and delivered or mailed to the Company's Secretary, at Appliance Recycling Centers of America, Inc., 7400 Excelsior Boulevard, Minneapolis, Minnesota 55426.

         Under Rule 14a-4(c)(1), any shareholder who wishes to have a proposal considered at the 2004 annual meeting of shareholders, but not submitted for inclusion in the Company's proxy statement, must set forth such proposal in writing and file it with the Secretary of the Company no later than February 4, 2004, and failure to notify the Company by that date would allow the Company's proxies to use their discretionary voting authority (to vote for or against the proposal) when the proposal is raised at the annual meeting without any discussion of the matter being included in the Company's proxy statement.

WHO PAYS FOR THE COST OF THIS PROXY SOLICITATION?

         The expense of the solicitation of proxies for this annual meeting, including the cost of mailing, has been or will be borne by the Company. Arrangements will be made with brokerage houses and other custodian nominees and fiduciaries to send proxies and proxy materials to their principals and the Company will reimburse them for their expense in so doing. In addition to solicitation by mail, proxies may be solicited by telephone, telegraph or personally by certain of the Company's directors, officers and regular employees, without additional compensation. No proxy solicitors have been hired in connection with the annual meeting.

                             COMMON STOCK OWNERSHIP

WHO ARE THE LARGEST OWNERS OF THE COMPANY'S COMMON STOCK?

         The following persons or groups owned 5% or more of the Company's shares of common stock outstanding as of March 14, 2003:

                  Edward R. Cameron                       16.0%
                      7400 Excelsior Boulevard
                      Minneapolis, MN 55426

                  Perkins Capital Management, Inc.        27.0%
                      730 East Lake Street
                      Wayzata, MN 55391-1769

HOW MUCH COMMON STOCK DO THE COMPANY'S DIRECTORS AND EXECUTIVE OFFICERS OWN?

         The following table sets forth as of March 14, 2003 the beneficial ownership (which includes shares which may be acquired in the next 60 days through options or warrants) of common stock by each of the Company's directors, including director nominees, each of the executive officers named in the Summary Compensation Table on page 12, and all directors and executive officers of the Company as a group, as well as information about beneficial owners of 5% or more of the Company's common stock. Unless otherwise noted, each person or group identified has sole voting and investment power with respect to the shares shown.

                              POSITION                NUMBER OF SHARES        PERCENT OF
BENEFICIAL OWNER            WITH COMPANY             BENEFICIALLY OWNED(1)   OUTSTANDING(2)
----------------            ------------             ---------------------   --------------
Edward R. Cameron           Chairman of the Board,
                              President and Chief
                              Executive Officer           387,689(3)             16.0%

Duane S. Carlson            Director                       31,875(4)              1.3%

Harry W. Spell              Director                       27,500(4)              1.2%

All officers
   and directors as a
   group (5 persons)                                      455,713(4)             18.3%

Perkins Capital Mgmt Inc.                                 633,675(5)             27.0%

Medallion Capital Inc.                                    800,000(6)             26.3%

-----------------------

(1) Unless otherwise noted, each person or group identified possesses sole voting and investment power with respect to such shares.
(2) Applicable percentage of ownership is based on 2,343,890 shares of common stock outstanding as of March 14, 2003 plus, for each shareholder, all options for such shareholder.

(3) Includes 85,000 shares, which could be purchased within 60 days upon the exercise of existing stock options, and excludes options to purchase 90,000 shares, which are not currently exercisable. These options were granted to Mr. Cameron under the Company's stock option plan, 25,000 in July 1999 in consideration of his previous guaranty of the Company's line of credit and 150,000 in May 2000 in consideration of his performance for the Company.
(4) Includes shares which could be purchased within 60 days upon the exercise of existing stock options or warrants, as follows: Mr. Carlson, 27,500 shares; Mr. Spell, 27,500 shares; and all directors and current officers as a group, 148,500 shares.
(5) According to a Schedule 13G filed January 29, 2003, Perkins Capital Management, Inc. ("Perkins Capital") beneficially owned 633,675 shares of Common Stock as a result of serving as investment advisor to various clients. Perkins Capital has sole dispositive power as to all 633,675 shares and sole voting power as to 627,200 shares.
(6) Includes 700,000 shares, which could be purchased within 60 days upon exercise of existing warrant.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         The Company's directors, its executive officers and any persons holding more than 10% of outstanding common stock are required to file reports concerning their initial ownership of common stock and any subsequent changes in that ownership. Except as follows, the Company believes that the filing requirements for the last fiscal year were satisfied: Medallion Capital, Inc., holder of 100,000 shares of Common Stock and of currently exercisable warrants to purchase 700,000 shares at a current exercise price of $0.60 per share (collectively, approximately 26.3% of the outstanding stock if all warrants are exercised), has not made filings with the SEC to the Company's knowledge.

         In making the above disclosure, the Company has relied on the written representations of its directors, executive officers and beneficial owners of more than 10% of Common Stock and copies of the reports that they have filed with the Securities and Exchange Commission.

                      PROPOSAL ONE -- ELECTION OF DIRECTORS

GENERAL INFORMATION

         The property, affairs and business of the Company are managed under the direction of the Board of Directors. A board of three directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for management's three nominees named below. The term of office for each person elected as a director will continue until the next annual meeting of the shareholders and until a successor has been elected and qualified, or until such director is removed or resigns.

         All of the nominees named below are presently directors of the Company and have served continuously since the year indicated. All nominees have indicated a willingness to serve if elected. The Company knows of no arrangements or understandings between a nominee and any other person pursuant to which the nominee has been selected as a director.

         All shares represented by proxies which have been properly executed and returned or properly voted using the internet voting service will be voted for the election of all of the nominees named below, unless other instructions are indicated thereon. In the event any one or more of such nominees should for any reason not be able to serve as a director, the proxies will be voted for such other person or persons as may be designated by the Board.

         THE BOARD RECOMMENDS A VOTE FOR ALL OF THE NOMINEES.

NOMINEES

         The names of the nominees, all of whom are currently serving as directors of the Company, are set forth in the table below. Following the table is certain information for at least the last five years regarding each nominee. There are no family relationships between any of the nominees, directors or executive officers of the Company.

         DIRECTOR
         NAME                POSITION WITH THE COMPANY               AGE   SINCE
         -----------------   -------------------------               ---   -----
         Edward R. Cameron   Chairman of the Board, Director,         62    1976
                             President and Chief Executive Officer

         Duane S. Carlson    Director                                 67    1990

         Harry W. Spell      Director                                 79    1991

         EDWARD R. CAMERON is the founder and has been the President of the Company since its inception in 1976. He has been a director and Chairman of the Board of the Company since 1989 and prior to 1989 was a director of a predecessor of the Company. Prior to founding the Company, Mr. Cameron served as a district product manager and an account manager for Burroughs Corporation (a predecessor of Unisys Corporation) and served in executive positions for several small businesses. Mr. Cameron has a bachelor of science degree in business administration from Montana State University.

         DUANE S. CARLSON has been a director of the Company since 1990. Mr. Carlson is currently a self-employed business consultant, as he was from 1988 to 1991. From 1991 to 1997, Mr. Carlson was executive vice president and chief financial officer of NetStar, Inc., a company engaged in the development, manufacturing and marketing of high-speed computer communications equipment. He was a founder of NetStar, Inc. and was a member of its board of directors. NetStar, Inc. became a wholly-owned subsidiary of Ascend Communications, Inc. on August 15, 1996 and is now part of Lucent Technologies which recently acquired Ascend. He was a founder of Lee Data Corporation and from 1979 to 1988 was employed by Lee Data Corporation (which became Carleton Corporation, and is now part of Oracle, Inc.) in various capacities, most recently as chief financial officer and executive vice president, and was also a member of the board of directors. Mr. Carlson also currently serves as a director of Astrocom Corporation (where he also serves on the Audit Committee) and of several privately held companies.

         HARRY W. SPELL has been a director of the Company since 1991. Mr. Spell has been retired since 1988. From 1949 to 1988, he was employed in various capacities by Xcel Energy (formerly Northern States Power Company), most recently as senior vice president-finance and chief financial officer. Mr. Spell serves as chairman of the board of directors and a member of the executive committee for PW Eagle, Inc. and Chairman of Spell Capital Partners, LLC, a private equity and buyout firm.

ACTIONS AND COMMITTEES OF THE BOARD OF DIRECTORS

         In 2002, the Board of Directors met seven times. The Board of Directors has two standing committees, the Audit Committee and the Compensation and Benefits Committee. In 2002, the Audit Committee met five times and the Compensation and Benefits Committee met once. The Board currently has no nominating or other standing committees and has no current plans to establish additional committees. All of the directors attended at least 75% of the total number of meetings of the Board of Directors and of the committees on which the Director served.

REPORT OF THE 2002 AUDIT COMMITTEE

         The Audit Committee is responsible for relations with the Company's independent auditors, for review of internal auditing functions (whether formal or informal) and internal controls and for review of financial reporting policies to assure full disclosure of financial conditions. The Audit Committee has adopted, and the Board of Directors has approved, a written Charter for the Audit Committee which is attached to this proxy statement as Appendix A. The Company's non-employee directors serve on the Audit Committee. For 2002, Duane
S. Carlson (Chairman), Marvin Goldstein, and Harry W. Spell served as such committee, and are also, except for Marvin Goldstein, expected to serve for 2003. The members of the Audit Committee are all "independent" directors, as that term is defined in Rule 4200(a)(15) of the NASD listing standards.

         The Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the reasonableness of significant judgments and accounting principles.

         The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the Company's accounting principles and such other matters as are required to be discussed with the committee under auditing standards generally accepted in the United States of America. In addition, the Audit Committee has discussed with the independent auditors the auditor's independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board.

         The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The committee held five meetings during fiscal 2002, one with the independent auditors and four without the auditors present. In addition, at the end of each quarter the chairman of the Audit Committee discussed with the independent auditors their findings and procedures relative to the auditor's quarterly reviews.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 28, 2002 for filing with the Securities and Exchange Commission.

March 3, 2003

                                                        The 2002 Audit Committee



                                                        Duane S. Carlson
                                                        Marvin Goldstein
                                                        Harry W. Spell

         The information set forth above in the Audit Committee Report is not to be considered "filed" with the SEC for any purpose or "incorporated by reference" into any Securities Act or Exchange Act document of the Company for any purpose.

FEES PAID TO AUDITORS BY THE COMPANY DURING LAST FISCAL YEAR

         AUDIT FEES. Aggregate fees to McGladrey & Pullen, LLP for professional services rendered for the audit of the Company's 2002 annual consolidated financial statements and review of the Company's 2002 quarterly reports on Form 10-Q, assistance with the 2002 annual report and Form 10-K filings, attendance at the 2002 audit committee meeting and consultation on audit and accounting matters during 2002 were approximately $74,000.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees to McGladrey & Pullen, LLP or associated entities for services provided with respect to the design and implementation of financial information systems during the most recent fiscal year.

         OTHER FEES. Aggregate fees to McGladrey & Pullen, LLP and associated entities for all other professional services (principally tax return preparation, special tax analysis and planning, and 401(k) plan audit) rendered to the Company during 2002 were approximately $46,000.

         The Audit Committee of the Board of Directors did consider the services provided by McGladrey & Pullen, LLP and associated entities, other than with respect to the audit fees, in considering the independence of the auditors.

REPORT OF THE 2002 COMPENSATION AND BENEFITS COMMITTEE

         The Compensation and Benefits Committee of the Board of Directors (the "Compensation Committee") is composed entirely of non-employee directors. For 2002, Duane S. Carlson, Marvin Goldstein, and Harry W. Spell (Chairman) served on such committee, and are also, except for Marvin Goldstein, expected to serve for 2003. The Compensation Committee is responsible for review and approval of officer salaries and other compensation and benefit programs and determination of officer bonuses. The Compensation Committee also administers the Company's 1989 Stock Option Plan and either the Compensation Committee or the entire Board may administer and make grants under the Company's 1997 Stock Option Plan.

         Annual compensation for the Company's executive officers, other than the President, is recommended by the President and approved by the Compensation Committee. The individual salary recommendations may vary based on the President's perception of the value of that position to the Company, the executive's individual performance and the President's views as to comparative compensation for like positions at other companies. The annual compensation for the President is recommended by the Compensation Committee and approved by the Board of Directors.

         The Company believes that compensation of the Company's key executives should be sufficient to attract and retain highly-qualified personnel, and should also provide meaningful incentives for superior performance. The Company seeks to reward achievement of long-term and short-term performance goals including the development of new customers, increasing sales volume, meeting or exceeding financial targets and other factors.

         Compensation of the Company's executives generally consists of a base salary, a cash bonus and long-term incentive compensation in the form of stock options. The Company does not utilize a formulaic approach to executive base compensation. In principle, the Company's executive compensation approach is to place each officer's salary compensation, excluding bonus, in the mid range of executive compensation levels for companies of a similar size. The Company currently provides no retirement benefits to its executive officers except for the 401(k) Plan.

         The amount of any bonus awarded under the Company's bonus plan for all officers is based on the successful and timely achievement of Company goals, including financial performance and positioning for future results.

         Salaries for officers of the Company were not increased for 2002. Bonuses of between 12% and 30% of annual base salary were granted to officers for 2002, payable in March 2003. General Managers receive a bonus based on a formula, which considers both profit at their center and individual merit. Bonuses paid to general managers for 2002 ranged between approximately 20%-33% of annual base salary.

         Stock options are awarded to provide incentives to the officers to promote improved long-term performance of the Company. Option grants for all officers other than the President are recommended by the President. Options were granted in 2002 to officers to purchase an aggregate of 2,000 shares of Common Stock at an exercise price of $4.30.

         The compensation for Edward R. Cameron, the Company's President and Chief Executive Officer, is determined by using a process and philosophy similar to that used for all other officers. The Compensation Committee considers its members' views as to comparative compensation for like positions at other companies together with its own assessment of Mr. Cameron's performance and contributions to the Company, recommending a salary, bonus and stock options for the Board of Directors' approval. There is no specific formulaic tie between the Company's goals and performance and the Compensation Committee's recommendation; instead, the Compensation Committee's judgment and discretion is used in its recommendations to the Board of Directors.

         The Compensation Committee has reviewed the provisions of Internal Revenue Code Section 162(m) relating to the deductibility of annual executive compensation in excess of $1,000,000. The Compensation Committee currently does not have a policy with respect to Section 162(m) because it is unlikely that such limit will apply to compensation paid by the Company to any of the Company's executive officers in the near future.

March 3, 2003

                                    The 2002 Compensation and Benefits Committee



                                    Duane S. Carlson
                                    Marvin Goldstein
                                    Harry W. Spell

NON-VOTING BOARD SEAT

         In connection with a loan in 1998, Medallion Capital, Inc. was granted non-voting attendance rights at all Board meetings and warrants to purchase 700,000 shares. Medallion's current Board attendee is Dean Pickerell.

COMPENSATION OF DIRECTORS

         The Company will have three directors in 2003, one of whom (Mr. Cameron) is an executive officer of the Company and does not receive any additional compensation for serving as a director of the Company. Non-employee directors of the Company receive an annual fee of $7,500 for their service as directors, as well as stock options under the Restated 1997 Stock Option Plan. The Chairman of the Audit Committee receives an additional $1,000 per year of service.

INFORMATION CONCERNING OFFICERS AND KEY EMPLOYEES WHO ARE NOT DIRECTORS

         BRUCE J. WALL, 49, is the Vice President of Resource Efficiency Programs, a position he has held since October 2000. Previously, Mr. Wall was employed by the Company as a National Account Manager from 1993 to 1997. From 1997 until rejoining the Company, Mr. Wall worked for the Northeast Energy Efficiency Partnerships, Inc. At Northeast Energy Efficiency Partnerships, Inc., Mr. Wall facilitated and managed groups to develop, implement and evaluate regional market transformation strategies. Currently as Vice President of Resource Efficiency Programs, Mr. Wall is responsible for expanding the scope of services offered to utility companies and developing programs to provide resource efficiency benefits.

         LINDA KOENIG, 41, was promoted to Vice President of Finance in March 2003. She had previously served as the Controller of the Company since September 1999. During 1999 the Company eliminated the position of Chief Financial Officer. The functions previously undertaken by that position were handled by the controller. Prior to her promotion to Controller, Ms. Koenig was General Accounting Manager for the Company, a position she held for approximately three and one half years, from February 1996 to September 1999. From August 1994 to February 1996, Ms. Koenig was employed by WTC Industries as Accounting Manager.

         JIM KIRWAN, 51, is the General Manager of the Company's California retail and recycling operations, a position he has held since October 1996. From October 1993 to September 1996, Mr. Kirwan served as the transportation manager for the California facility.

         MORGAN WOLF, 60, is the General Manager of the Company's Minnesota retail and recycling operations. Mr. Wolf served in this position during 1997 and again since January 1, 1999. He served as Vice President of Operations during 1998. Mr. Wolf joined the Company in 1995 as National Quality Control Manager.

EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

         The following table sets forth the cash and non-cash compensation earned by the Chief Executive Officer for each of the last three fiscal years. No other officer of the Company received salary and bonus for any such year in excess of $100,000.

                                            Annual Compensation                      Long-Term Compensation(1)
                                   -----------------------------------------------   -------------------------
                                                                         OTHER       SECURITIES       ALL
                                                                         ANNUAL      UNDERLYING    OTHER COMP.
NAME AND PRINCIPAL POSITION        YEAR   SALARY ($)   BONUS($)(2)    COMP. ($)(3)   OPTIONS(#)       ($)
---------------------------        ----   ----------   -----------    ------------   ----------   ----------
Edward R. Cameron                  2002    $160,000      $48,000        $ 2,220            0(2)       $0

Chairman of the Board, President   2001     160,000       96,000             32            0(2)        0

and Chief Executive Officer        2000     150,000       45,000         24,299      150,000           0

(1) The Company has no Long-Term Incentive Plan as defined by Item 402(a)(7)(iii) of SEC Regulation S-K.
(2) The bonus for 2002 was paid in 2003. The bonus for 2001 was paid in 2002. The bonus for 2000 was paid in 2001. No stock options were granted in 2002 or 2001 to Mr. Cameron.
(3) Includes $23,084 for payment of unused vacation in 2000 and premiums on car insurance for each year.


STOCK OPTIONS GRANTED AND EXERCISED IN LAST FISCAL YEAR

         The following table provides certain information with respect to stock options granted and exercised under the Company's stock option Plans in fiscal 2002 by the named executive officer and the value of such officer's unexercised options at December 28, 2002.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                    % OF TOTAL STOCK
                           NUMBER OF SECURITIES    OPTIONS GRANTED TO
                            UNDERLYING OPTIONS        EMPLOYEES IN       EXERCISE PRICE         EXPIRATION
           NAME                 GRANTED(#)            FISCAL YEAR             ($/SHARE)               DATE
           ----                 ----------            -----------             ---------               ----
Edward R. Cameron                    0                    ---                    $0                   ---


    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                         NUMBER OF
                                                    SECURITIES UNDERLYING           VALUE OF UNEXERCISED
                                                    UNEXERCISED OPTIONS            IN-THE-MONEY OPTIONS
                      SHARES                             AT FY-END(#)                    AT FY-END($)
                    ACQUIRED ON     VALUE       ----------------------------    ----------------------------
        NAME        EXERCISE(#)   REALIZED($)   EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
        ----        -----------   -----------   -----------    -------------    -----------    -------------
Edward R. Cameron       ---           ---           85,000          90,000         $32,421          ---

STOCK OPTION PLANS

         The Company currently has two stock option plans: The Restated 1997 Stock Option Plan (the "1997 Plan") and the Restated 1989 Stock Option Plan (the "1989 Plan"). No further shares may be granted under the 1989 Plan; however, options currently outstanding may remain exercisable until their individual termination or expiration date.

         Under the 1989 Plan, there are currently outstanding and exercisable options to purchase an aggregate of 46,000 shares held by 9 employees of the Company. The exercise prices for options under 1989 Plan range from $.625 per share to $10.50 per share.

         The 1997 Plan may be administered by the Compensation and Benefits Committee of the Board of Directors or the full Board of Directors acting as the Committee (the "Committee"). In March 2002, the Board of Directors adopted an amendment (the "Amendment") to the 1997 Plan, which was approved by the shareholders at the 2002 annual meeting.

         Under the 1997 Plan, as amended in March 2002, the Company has reserved an aggregate of 600,000 shares of its common stock for option grants under the plan. As of March 1, 2003, options to purchase an aggregate of 283,000 shares had been granted to employees and were outstanding under the 1997 Plan, and options to purchase an aggregate of 107,500 shares had been granted to the Company's then four non-employee directors. Under the 1997 Plan, 5,750 options have been exercised.

         The Amendment adopted by the Board in March 2002 and approved by the shareholders at the 2002 annual meeting added 200,000 shares to the 1997 Plan, bringing the total number of shares subject to the 1997 Plan to 600,000.

         Each option to a non-employee director becomes exercisable six months after the date of grant, provides for the forfeiture of any nonexercisable portion if an optionee ceases to be a director for certain reasons, provides that the exercisable portion may be exercised for a period of 10 years from the date of grant, and expires on the tenth anniversary of the date of grant. The exercise price of an option is the fair market value of the common stock on the date the option is granted.

         Employees of the Company, including employee directors, are eligible to receive awards of options to purchase common stock pursuant to the 1997 Plan. The Committee has the discretion to select eligible employees to whom awards will be granted and establish the type, price, amount, size and terms of awards, subject in all cases to the provisions of the 1997 Plan and the applicable provisions of the Internal Revenue Code.

         The exercise price of an incentive stock option cannot be less than 100% of the fair market value of the Common Stock on the date the option is granted, except that if the optionee owns 10% or more of the voting rights of all of the Company's stock ("10% Holder"), the exercise price of an incentive stock option cannot be less than 110% of the fair market value of the common stock on the date the option is granted.

         Options granted to employees cannot be exercised prior to a set period after their date of grant, which cannot be less than one year during which time the optionee must remain employed by the Company. Each option specifies the expiration date, which may not exceed 10 years from the date the option is granted, provided, however, that if the optionee is a 10% Holder, the exercise period with respect to incentive stock options may not exceed five years.

         Unless otherwise specifically provided in an optionee's agreement, options cannot be exercised prior to the first anniversary of the date of grant and provide for the forfeiture of any nonexercisable portion if an optionee ceases to be an employee of the Company for any reason and that the exercisable portion may be exercised for a period of three months after termination (or one year in the case of death, disability or normal retirement).

CERTAIN RELATIONSHIPS AND TRANSACTIONS

         PRIVATE PLACEMENT OF STOCK. In February 1999, the Company completed a private placement of 1,030,000 shares of Common Stock at $.50 per share. As part of this offering, Marvin Goldstein, a former member of the Board of Directors of the Company, purchased 100,000 shares; a client of Perkins Capital Management, Inc. (which currently controls approximately 27.0% of the common stock of the Company) purchased 400,000 shares; and Medallion Capital, Inc. ("Medallion Capital"), one of the Company's current lenders (which holds non-voting attendance rights at board meetings) purchased 100,000 shares. In addition, the February 1999 issuance of shares triggered an adjustment in the exercise price under the warrant held by Medallion Capital to $0.60 per share.

         WARRANTS. In addition to stock options granted to non-employee directors under the Company's 1997 Plan, Marvin Goldstein, a former member of the Board of Directors, received warrants in March 1999 to purchase 5,000 shares of common stock, subject to customary antidilution adjustments. Mr. Goldstein was awarded such warrants in consideration for certain general business consulting services provided to the Company since his initial election to the Board in November 1998 and which he had agreed to provide during his tenure on the Board. The warrants are exercisable, beginning September 6, 1999, for a period of ten years, at an exercise price of $0.625 per share. When Mr. Goldstein ceased to be a director of the Company, the warrants not exercisable terminated, and the remaining warrants are exercisable for the full ten year term.

                  The Company issued warrants in connection with a private placement in July 1998 by the Company of 12% subordinated promissory notes. Certain employees of the Company provided financing for a portion of these notes. All notes were repaid in September 1998. In July 2001, 53,750 of the 68,750 warrants were exercised on a cashless basis resulting in the issuance of 9,768 common shares. The remaining warrants expired on July 20, 2001.

                  In connection with a loan in September 1998, Medallion Capital received a warrant to purchase 700,000 shares of Common Stock and a non-voting attendance right at the board meeting. The current exercise price of the warrant is $0.60 per share.

PERFORMANCE GRAPH

         The following graph compares cumulative total shareholder returns on the Company's Common Stock over the last five fiscal years with the Nasdaq Stock Market (U.S. Companies) Index and the revised Dow Jones Pollution Control Index, assuming an initial investment of $100 at the beginning of the period and the reinvestment of all dividends. The following graph has been revised for all periods to give effect to the Company's one-for-four reverse stock split, effective February 21, 1997.

                                                   --------------------------------------------------------------------
                                                                                 YEAR ENDING
                                                   --------------------------------------------------------------------
                                                       12/97        12/98      12/99      12/00      12/01      12/02
-------------------------------------------------- ----------- ------------ ---------- ---------- ---------- ----------
Appliance Recycling Centers of America, Inc.          $100.00       $33.33     $50.00     $55.56    $177.78     $86.67
-------------------------------------------------- ----------- ------------ ---------- ---------- ---------- ----------
NASDAQ Stock Market (U.S. Companies)                  $100.00      $140.99    $261.48    $157.42    $124.88     $86.34
-------------------------------------------------- ----------- ------------ ---------- ---------- ---------- ----------
DOW Jones Industrial Average                          $100.00      $104.09     $57.81     $81.23     $91.15     $71.59
-------------------------------------------------- ----------- ------------ ---------- ---------- ---------- ----------

         Effective September 8, 1998, the Company was delisted from the Nasdaq SmallCap Market for failure to meet continued listing requirements, specifically the net worth requirement. The Company's Common Stock is currently traded on the OTC Bulletin Board under the symbol ARCI.

         The Common Stock was traded on the Nasdaq SmallCap Market from February 26, 1997 to September 7, 1998, and the Nasdaq National Market System from January 8, 1993 to February 25, 1997, and the Nasdaq SmallCap Market from November 7, 1991 until January 7, 1993. Prior to November 7, 1991, the Common Stock traded on the local over-the-counter market in the Minneapolis - St. Paul, Minnesota area.

         The closing price on March 11, 2003 was $1.25 per share.

                                  OTHER MATTERS

         At the date of this proxy statement the Company's management knows of no other matters which may come before the annual meeting. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy form to vote such proxies received by the Company in accordance with their judgment on such matters.

         A COPY OF THE COMPANY'S 2002 ANNUAL REPORT TO SHAREHOLDERS IS BEING MAILED TO YOU WITH THIS PROXY STATEMENT. THE ANNUAL REPORT INCLUDES, AMONG OTHER THINGS, THE CONSOLIDATED BALANCE SHEET OF THE COMPANY AS OF DECEMBER 28, 2002 AND DECEMBER 29, 2001 AND THE RELATED CONSOLIDATED STATEMENTS OF OPERATIONS, SHAREHOLDERS' EQUITY AND CASH FLOWS FOR THE THREE YEARS ENDED DECEMBER 28, 2002. IF YOU DESIRE AN ADDITIONAL COPY OF THE ANNUAL REPORT OR A COPY OF OUR FORM 10-K FILED WITH THE SEC, YOU MAY OBTAIN ONE (EXCLUDING EXHIBITS) WITHOUT CHARGE BY ADDRESSING A REQUEST TO INVESTOR RELATIONS, APPLIANCE RECYCLING CENTERS OF AMERICA, INC., 7400 EXCELSIOR BOULEVARD, MINNEAPOLIS, MINNESOTA 55426. YOU MAY ALSO ACCESS A COPY OF OUR FORM 10-K ON THE SEC'S WEBSITE AT WWW.SEC.GOV.


                                              By Order of the Board of Directors




                                              Denis E. Grande, Secretary


March 21, 2003

                                   APPENDIX A

                                 AUDIT COMMITTEE
                                     CHARTER

                  APPLIANCE RECYCLING CENTERS OF AMERICA, INC.
                             AUDIT COMMITTEE CHARTER

               (Adopted by the Board of Directors March 3, 2003)

The Audit Committee ("Committee") is a standing committee of the Board of Directors. Its primary function is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to the shareholders and others, the systems of internal controls that management and the Board of Directors have established, and the external audit processes.

The Audit Committee shall be comprised of no less than three (3) independent members from the Board of Directors and appointed by the Board. Independent means: 1) not receiving other than for service on the board any consulting, advisory, or other compensatory fee from the Company, and 2) having no material (non-board of directors) relationship with the Company and not being an affiliated person (i.e. a person able to exert influence on the Company, often but not solely, resulting from a significant minority ownership position) of the Company, or any subsidiary of the Company. The Chair of this Committee will also be appointed by the Board.

At least one member of the Audit Committee will be a "Financial Expert." In determining whether a member is a Financial Expert, the Audit Committee shall consider whether a person has: (1) an understanding of generally accepted accounting principles and financial statements; (2) experience in the preparation or auditing of financial statements of generally comparable companies and the application of such principles in connection with the accounting for estimates, accruals and reserves; (3) experience with internal accounting controls, and (4) an understanding of audit committee functions. The Company must disclose annually that the Committee includes at least one Financial Expert.

The Committee shall meet at least two times per year or more frequently as circumstances require. The Company's Chief Financial Officer serves as staff to the Committee, however, the Committee may ask members of management or others to attend its meetings and hold such executive sessions as it deems necessary.

In meeting its responsibilities, the Committee is expected to:

         1) Provide an open channel of communication between the outside auditor, management, and the Board.

         2) Determine that management has established and maintained an adequate system of internal controls appropriate for the Company.

         3) Review and update the Committee's charter periodically as needed, at least annually.

         4) Recommend to the Board the outside auditor to be appointed by the Board and the fee to be paid to the outside auditor. The outside auditor is ultimately accountable to The Board of Directors and the Audit Committee, and that the Audit Committee has the direct authority and responsibility to select, evaluate and replace outside auditors.

         5) Ensure that the outside auditor does not provide any non-audit services including: (1) bookkeeping or other services related to the accounting records or financial statements of the audit client; (2) financial information systems design and implementation; (3) appraisal or valuation services fairness opinions, or contribution-in-kind reports; 4) actuarial services; (5) internal audit outsourcing services; (6) management or human resources functions; (7) broker/dealer, investment advisor or investment banking services; (8) legal services and expert services unrelated to the audit; or (9) any other service that the Committee determines is impermissible. The outside auditor may engage in any permitted non-audit service (including tax services) not listed above only if the activity is pre-approved by the Committee and if the activity is material, disclosed in it annual financial reports.

         6) Ensure that the lead audit or coordinating partner and the reviewing partner must rotate off of the audit every 5 years.

         7) Confirm and assure the independence of the outside auditor, including a review of any permitted non-audit services and related fees charged by the outside auditor. Obtain a formal written statement from the outside auditors delineating all relationships with the Company. Ensure that the Board Chair, President, CEO, CFO, and any Controller, Chief Accounting Officer or persons in an equivalent position have not been employed by the company's audit firm during the 1-year period preceding the current year audit.

         8) Consider, in consultation with the outside auditor, the audit scope and plan of the outside auditor.

         9)       Consider and review with management and the outside auditor:

                  a) The adequacy of the Company's system of internal controls including computerized information system controls and security and the presence of a records retention/destruction policy.

                  b) Any related significant findings and recommendations of the outside auditor together with management's responses thereto.

                  c) Management's responsibility to communicate the importance of internal control and ensure that all employees and contractors who are involved in the system of internal controls possess an understanding of their roles and responsibilities, including that employees and contractors may freely and without fear of reprisals address issues relating to internal control, accounting financial statement disclosure matters or violations of federal or state laws to the Committee in the event that they believe these issues have not been adequately addressed by Management.

                  d) Any communications required by auditing standards generally accepted in the United States including, specifically, communication from the outside auditor about fraud, illegal acts, and deficiencies in internal control.

                  e) The adequacy of the CEO and CFO's written statement accompanying the audit report which certifies the appropriateness of the financial statements and disclosures contained in the audit report, and that those financial statements and disclosures fairly present, in all material respects, the operations and financial condition of the Company.

         10) Review with management and the outside auditor at the completion of the annual audit:

                  a) The Company's annual financial statements and related footnotes, and any other filings with financial regulatory bodies such as the SEC,

                  b) The outside auditor's audit of the financial statements and the auditor's report thereon,

                  c) Any significant changes required in the outside auditor's audit plan,

                  d) Management's handling of any proposed adjustments identified by the outside auditor,

                  e) Any serious difficulties or disputes with management encountered during the course of the audit, including any restrictions on the scope of the outside auditor's work or access to required information,

                  f) Significant accounting and reporting issues, including complex or unusual transactions identified by the outside auditor, and recent professional and regulatory pronouncements to include an understanding of their impact on the financial statements. All material accounting policies and practices used, alternative treatments of financial information within accounting principles generally accepted within the United States that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the outside auditor.

                  g) Any legal and regulatory matters that may have a material impact on the financial statements,

                  h) Any matters which the outside auditor believes should be addressed to the Committee as a result of the outside auditor's review of executive perquisites and a representative sample of travel and expense reimbursements of the Company's President and CEO,

                  i) Any matters which the outside auditor believes should be addressed to the Committee as a result of the auditors quarterly review of the Company's financial statements,

                  j) Any other matters related to the conduct of the audit that are to be communicated to the Committee under auditing standards generally accepted in the United States.

         11) Whenever requested, or as considered useful or appropriate by Committee members, meet with the outside auditor, and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee.

         12) Review and approve, upon the advice of counsel, the terms of any material extension of credit to a Director or executive officer of the Company.

         13) Approve a code of ethics for Company officers and review it annually for adequacy. Obtain annually an assurance in writing from each officer that they have complied with the code of ethics.

         14) Report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.


The Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants or others to assist it in the conduct of any investigation. The Committee will perform such other functions as assigned by law, the Company's charter or bylaws, or the Board of Directors.

                 APPLIANCE RECYCLING CENTERS OF AMERICA, INC.

                     PROXY SOLICITED BY BOARD OF DIRECTORS
                      FOR ANNUAL MEETING OF SHAREHOLDERS

                                APRIL 24, 2003
                                   3:30 P.M.

                 APPLIANCE RECYCLING CENTERS OF AMERICA, INC.
                             7400 EXCELSIOR BLVD.
                             MINNEAPOLIS, MN 55426











--------------------------------------------------------------------------------


APPLIANCE RECYCLING CENTERS OF AMERICA, INC.
7400 EXCELSIOR BLVD., MINNEAPOLIS, MN 55426                                PROXY
--------------------------------------------------------------------------------
The undersigned, revoking all prior proxies, hereby appoints Edward R. Cameron and Denis E. Grande, or either of them, as Proxy or Proxies, with full power of substitution and revocation, to vote all shares of stock of Appliance Recycling Centers of America, Inc. standing of record in the name of the undersigned at the close of business on March 14, 2003 at the Annual Meeting of Shareholders to be held on April 24, 2003, or at any adjournment or postponement of the meeting.


The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders of Appliance Recycling Centers of America, Inc. and the proxy statement dated March 21, 2003 furnished with the Notice.









                      SEE REVERSE FOR VOTING INSTRUCTIONS.

                                                             ------------------
                                                            |COMPANY #         |
                                                            |CONTROL #         |
                                                             ------------------

VOTE BY INTERNET -- http://www.eproxy.com/arci/ -- QUICK --- EASY --- IMMEDIATE

o Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 23, 2003.
o You will be prompted to enter your 3-digit Company Number, your 7-digit Control Number (these numbers are located on the proxy card) and the last four digits of the U.S. Social Security Number or Tax Identification Number for this account to obtain your records and create an electronic ballot. If you do not have a U.S. SSN or TIN please leave blank.


VOTE BY MAIL

Please mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Appliance Recycling Centers of America, Inc., c/o Shareowner Services-, P.O. Box 64873, St. Paul, MN 55164-0873.





                             \ PLEASE DETACH HERE /

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.
1. Election of the           01 Edward R. Cameron        03 Harry W. Spell        [ ] Vote FOR                 [ ] Vote WITHHELD
   following nominees        02 Duane S. Carlson                                      all nominees                 from all nominees
   as directors:                                                                      (except as marked)

                                                                                   ------------------------------------------------
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,           |                                                |
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)          |                                                |
                                                                                   ------------------------------------------------

In their discretion the Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS
MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR ON PROPOSAL 1.

Address Change? Mark Box [ ]    Indicate changes below:                              Date _________________________________________



                                                                                   ------------------------------------------------
                                                                                  |                                                |
                                                                                  |                                                |
                                                                                  |                                                |
                                                                                   ------------------------------------------------
                                                                                  Signature(s) in Box
                                                                                  Please sign your name exactly as it appears at
                                                                                  left. In the case of shares owned in joint tenancy
                                                                                  or as tenants in common, all should sign.
                                                                                  Fiduciaries should indicate their title and
                                                                                  authority.